Exhibit 10.10

AGREEMENT FOR GUARANTEED MAXIMUM PRICE

CONSTRUCTION SERVICES

CHANGE ORDER

31 May 2005

Project: Wynn Las Vegas	Change Order No.: 8

“Contractor”:	“Owner”:
MARNELL CORRAO ASSOCIATES, INC. 222 Via Marnell Way Las Vegas, Nevada 89119	WYNN LAS VEGAS, LLC 3131 Las Vegas Boulevard So. Las Vegas, Nevada 89109

That certain Agreement for Guaranteed Maximum Price Construction Services between Owner and Contractor for Wynn Las Vegas (“Project”) dated as of June 4, 2002 (“Contract”) is hereby modified as follows:

1.	SCOPE OF WORK

The Scope of Work associated with Change Order No. 8 is detailed in the following Change Order narrative by project area. It should be noted that the Owner generally agrees with the Scope of the Work but reserves the right to perform a detailed audit of the Change Order documentation pursuant to the terms of this Agreement. Subsequent adjustments, if any, will be credited to the Cost of the Work:

A.	Highrise

1.	Added Roof Pavers and Walk Pads

Provide approximately 1175 additional roof pavers over the existing roof membrane and 94 l.f. of APOC walk pads. All work shall be completed in accordance with Highrise Roof Plan HR/A4.01 revised 2/8/05 and Notice of Clarification HR 044 issued by Butler-Ashworth Architects dated 2/18/05.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 70102-59 dated 01 March, 2005, $74,788.

B.	Lowrise – Area 1

1.	Boardroom Microphones

Provide alternate boardroom microphones. All work shall be completed in accordance with the WDD revised specifications and direction to supply the Beyerdynamics MPC22sw dated 15 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No CP-711-17 (revised) dated 16 May 2005, $6,814.

2.	Canine Facility

Provide an exhaust fan and new 50’ hose reels at the Canine Facility. All work shall be completed in accordance with the WDD drawings dated 25 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No.CP-711-18 dated 7 March 2005, $10, 419.

3.	Meeting Rooms & Promenade Area Paint Changes

Provide mock-up painting in the Meeting Rooms & Convention Promenade areas. All work shall be completed in accordance with the WDD request letter dated 5 January 2005 and reference Raymond Co. COR #256, dated 4 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-711-19 dated 7 March 2005, $43,091.

4.	Electrical revisions to the Retail warehouse and additional outlets

Provide electrical revisions to the Retail warehouse and the additional outlets in B074 for the Lowrise Area 1. All work shall be completed in accordance with the WDD revised drawings dated 17 December 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-711-20 dated 7 March 2005, $33,549.

5.	UPS Outlets in TR Rooms

Provide the electrical revisions to add UPS outlets in the TR Rooms in Lowrise Area 1. All work shall be completed in accordance with WDD revised drawings dated 17 December 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No CP-711-21 dated 7 March 2005, $36,487.

6.	Smoke Guard Doors

Work associated with the addition of smoke guard doors in front of pantry elevators PS-3, PS-4, PS-5 and PS-6 in Lowrise Area 1. All work shall be completed in accordance with WDD correction notice dated 14 February 2005 and CCBD Correction Notice #024629.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. PCP-711-23 dated 4 April 2005, $53,117

7.	Fire Command Center Millwork

Work associated with the modifications to the Fire Command Center millwork console in Lowrise Area 1 – B.O.H. All work shall be completed in accordance with CCFD recommendations and WDD revisions dated 12 January 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. PCP-711-24 dated 8 April 2005, $18,593

8.	Convention Promenade Exit Door

Work associated with the modification to the location of the exit doors in the Convention Promenade from the Grand Ballroom Promenade. All work shall be completed in accordance with WDD directive dated 19 January 2005 as well as drawings provided by Glen Ashworth dated 17 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. PCP-711-25 dated 16 May 2005, $27,716

9.	Elevator Machine Room Fan Coil Unit

Work associated with the addition of a fan coil unit in the (FS-1) elevator machine room with the required piping and electrical to support the unit. All work shall be completed in accordance with WDD’s Change Directive dated 8 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No CP-711-26 dated 16 May 2005, $16,929.

10.	McKeon doors @ elevator opening PF-2

Work associated with the provision of McKeon Doors at Elevator Openings PF-2 and all related equipment in the Lowrise area #1. All work shall be completed in accordance with information provided in documentation submitted by CCBD and Modernfold proposal for McKeon Doors dated 13 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. CP-711-27 dated 16 May 2005, $55,294

11.	Nuclear Exit Signs

Work associated with the provision of additional nuclear exit fixtures for the Lowrise Area 1. All work shall be completed in accordance with CCBD requirements and WDD direction based on Bombard Electric COR#LR1-160 dated 3 February 2005 and COR#LR1-195 dated 24 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. CP-711-28., $22,335

12.	Vestibule @ elevator

Work associated with the provision of a vestibule @ PF-1 elevator in the Lowrise Area 1. All work shall be completed in accordance with WDD revision drawings dated 28 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. CP-711-29, $37,128

13.	Electrical Revisions at the Entertainment Marquee

Work associated with additional electrical revisions at the entertainment marquee for the Lowrise Area 1 Site Distribution. All work shall be completed in accordance with WDD entertainment sign Delta 3 revisions and provided Bombard Electric COR.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal CP-711-31, dated 18 May 2005, $29,307

14.	Additional electrical revisions

Work associated with additional electrical revisions to the Lowrise Area 1 Site Distribution. All work shall be completed in accordance with WDD revision dated 8 December 2004 and miscellaneous revisions are referenced in Bombard Electric COR.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. CP-711-32, dated 18 May 2005 $17,493

15.	Docutech Millwork Modification

Work associated with the provision of additional Docutech paper bin and shelving work for area I located in the Back of House. All work shall be completed in accordance with information provided in WDD sketches and cabinetry revision #4 and referenced Complete Millwork CORs.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. CP-711-33 dated 24 May 2005, $10,108

C.	Lowrise – Area 2

1.	Spa and Salon Steam and Sauna Doors

Work associated with changing the Spa and Salon’s steam and sauna doors from framed to frameless. All work shall be completed in accordance with email message from Charles Gonzales dated 4 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-27 dated 15 March 2005, $1,998.

2.	Entry Door Pull @ Ultra Lounge

Work associated with the addition of an HD-516 door pull with OFCI HD-515 glass chips hardware at the entrance door at the Ultra Lounge. All work shall be completed in accordance with the e-mail from T. Nisbet, dated 16 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-29 dated 19 May 2005, $4,822.

3.	Modification of Framing & Trim at Host Lounge

Work associated with the alteration of the moulding trim at the Host Lounge. All work shall be completed in accordance with written documentation and drawings provided by Charles Gonzales, dated 17 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-30 dated 19 May 2005, $13,126

4.	Millwork trim at Fire Extinguisher Cabinets

Work associated with the addition and installation of trim around two (2) Fire Extinguisher cabinets. All work shall be completed in accordance with the written documentation from George M. Raymond Co, dated 12 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-32 dated 19 May 2005 $2,460

5.	Millwork trim at Pit Canopies #1 and 2

Work associated with the addition of trim between the pit canopies 1 and 2 for added tile. All work shall be completed in accordance with the written documentation from George M. Raymond Co, dated 12 April 2005 and provided drawings.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-33 dated 19 May 2005, $1,166

6.	Ultra Lounge Low Wall Revision

Work associated with the rework of the Ultra Lounge Low Walls including filling in the screw holes and joints and repainting. All work shall be completed at the request of Roger Thomas and in accordance with written documentation dated 7 May 2005 and drawings provided.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-34 dated 19 May 2005, $8,458

7.	Revise openings for ATMs

Work associated with modification of the openings for ATM equipment located in Garage Promenade foyer and separation using a center partition in the Host Lounge. All work shall be completed in accordance with the NOC (Notice of Clarification) LR-201-222 dated 29 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-35 dated 13 May 2005, $14,385

8.	Mezzanine Level Additional HVAC Units

Work associated with furnishing and installation of two (2) Fan Coil Units in Mechanical Room 2-M031. All work shall be completed in accordance with WDD’s Change Directive dated 29 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-39 dated 16 May 2005, $49,832.

9.	Arcade

Work associated with furnishing and installing an additional tele-data outlet and revision of room finishes for the office located in the Arcade. All work shall be completed in accordance with WDD’s Change Directive dated 3 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-41 dated 18 May 2005, $2,534

10.	Gaming Table Revision

Revise gaming table layout at Pit No. 8 in response to security concerns and sight lines into the pit area from the adjacent high limit area. Work associated with revision requires modification of lighting, security, power and data to gaming table. Black Jack tables numbered 3 and 4 at pit No. 8 to toe in, similar to like conditions in the casino area. All work shall be completed in accordance with WDD Change Directive dated 10 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-43 dated 18 May 2005, $15,366

11.	Added door to Spa Level Men’s Manicure

Work associated with the addition and installation of a glass door and sidelights between the Beauty Salon and Men’s Manicure. All work shall be completed in accordance with the WDD Directive dated 29 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-44 dated 18 May 2005, $8,045

12.	Race & Sports Book TV Addition

Work associated with installation of two (2) additional Owner-furnished TV’s in the Race & Sports Book. All work shall be completed in accordance with WDD’s Change Directive dated 1 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-45 dated 18 May 2005, $5,768.

13.	Casino Host Lounge Electrical Revision

Work associated with relocation of two (2) electrical floor outlets in the Casino Host Lounge. All work shall be completed in accordance with WDD’s Change Directive dated 2 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-46 dated 18 May 2005, $3,973.

14.	Added Electrical Requirements for Spa Level Hydro Tubs

Work associated with the revision of existing electrical work to the Spa Level Hydro Tubs. All work shall be completed in accordance with WDD’s Change Directive dated 19 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-47 dated 18 May 2005, $12,407.

15.	Casino Service Bar Vestibule Finish Revisions per CCHD

Work associated with revision to floor and wall finishes in vestibules in Service Bar Nos. 3 and 4. All work shall be completed in accordance with WDD Change Directive dated 7 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-48 dated 18 May 2005, $8,422

16.	Smoke Guard Doors

Work associated with furnishing and installing three (3) smoke guard doors for elevators PS-1, PS-2 and KS-8. All work shall be completed per the direction of WDD and utilizing documentation provided.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-50 dated 23 May 2005, $41,900

17.	Added Handrails @ Asian Bistro Entry

Work associated with installation of two handrails at the entry to the Asian Bistro Restaurant as required by CCBD for opening. All work shall be completed in accordance with documentation provided by George Raymond Co dated 17 May 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-51 dated 20 May 2005, $5,111

18.	South Promenade Rosettes

Work associated with patching the rosettes at the South Promenade in area where chandeliers were removed. All work shall be completed at the request of Nita Green and in accordance with the attached documentation provided by George M. Raymond Co, dated 13 May 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-52 dated 20 May 2005 $643

19.	Crown Moulding @ Asian Bistro Façade

Work associated with the rework of the crown moulding located at the Asian Bistro Façade at the request of Nita Green. All work shall be completed in compliance with written documentation dated 17 March 2005 as well as provided drawings.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-54 dated 20 May 2005, $4,966

20.	STS Valet Cabinet Locks

Work associated with provision of four (4) locks at the STS Valet Cabinet and six (6) locks at the Car Rental Counter. All work shall be completed in accordance with drawings 11/2 – ID201.60, which stipulates that locks will be provided and installed by owner.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-55 dated 20 May 2005, $601

21.	Add Ceiling trim at Door to STS Garden

Work associated with the addition of ceiling trim at the Casino entry to the STS Garden. All work shall be completed at the request of Charles Gonzales and the written documentation and drawings provided.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-57 dated 20 May 2005, $5,264

22.	Moulding @ Doorway near Chinese Restaurant

Work associated with the addition of moulding trim around the exterior doorway near the Chinese Restaurant... All work shall be completed in compliance with WDD directive issued by Nita Green.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-58 dated 20 May 2005, $1,355

23.	Exit Sign Modifications

Work associated with the modification of Decorative Beams in the Casino to ensure visibility of exit signs. All work shall be completed in accordance with written documentation from George Raymond Co dated 3 November 2004 along with documentation from Nita Green of WDD.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-59 dated 20 May 2005, $5,741

24.	Race and Sports Book Shrouds

Work associated with the addition of shrouds at the Race and Sports Book wagering counter. All work shall be completed per approved mock-up and written documentation dated 15 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-66 dated 23 May 2005. $16,374

25.	Added Wall Panels @ Chinese Restaurant Restroom Foyer

Work associated with installation of new wall panels at the Chinese Restaurant Foyer. All work shall be completed in accordance with documentation provided by Alexander Manufacturing, dated 18 January 2005 and written documentation from Kara Siffermann of WDD dated 13 January 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-68 dated 23 May 2005, $617

26.	MDF Panels @ Main Cage

Work associated with addition of four substitute panels at the Main Cage to utilize faux onyx by Arfa (for Wynn Design) in lieu of book matched onyx due to inability of existing wall framing to support the weight of originally specified book match onyx panels. All work shall be completed in accordance with specifications outlined in correspondence and drawings provided by George Raymond Co dated 17 May 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-70 dated 23 May 2005, $3,429

27.	Race & Sports Book Projector Confidence Monitors

Work associated with the provision of three (3) projector confidence monitors for the Race & Sports Book that are specified to be Owner-furnished.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No CP-78 dated 26 May 2005, $11,004

D.	Lowrise – Area 3

1.	Masonry Walls at Marquee Sign

Work associated with the addition of CMU screen walls at the owner constructed Marquee Sign. All work shall be completed in accordance with written documentation issued by butler-Ashworth dated 13 January 2005 as well as provided drawings.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No 707-16 dated 19 May 2005, $5,823

2.	Smoke Door at Chanel – Retail Space #17

Work associated with installation of smoke door at Chanel – Retail Space #17. All work shall be completed in accordance with NOC#LR-369 dated 23 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-20 dated 19 May 2005, $17,802

3.	Added FRP in Rooms 3B155, 3B039 & 3B040

Work associated with added FRP in rooms 3B155, 3B039 and 3B040. All work shall be completed in accordance with revisions to the room finish schedule as confirmed by Butler Ashworth 31 May 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-21 dated 19 May 2005, $6,726

4.	Chocolate Shop Pantry Finishes

Work associated with the modification of ceiling and wall finishes in the chocolate shop pantry as required by the Clark County Health Department. All work shall be completed in accordance with WDD’s Change Directive dated 29 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-23 (revised) dated 19 May 2005, $1,353.

5.	Kitchen Lighting Levels

Work associated with the increase of lighting levels in the kitchens as required by the Clark County Health Department. All work shall be completed in accordance with WDD’s Change Directives dated 9 March 2005 and 29 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-26 (revised) dated 19 May 2005, $39,127.

6.	Italian Restroom Partition Support

Work associated with the modification of the Italian restrooms for ADA compliance and support. All work shall be completed in accordance with WDD’s Change Directive dated 19 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-27 (revised) dated 19 May 2005, $3,156.

7.	Japanese Restaurant Sake Barrel Splash

Work associated with the addition of a stainless steel splash and the Sushi Bar Sake Barrels as required by the Clark County Health Department. All work shall be completed in accordance with WDD’s Change Directive dated 15 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-28 (revised) dated 19 May 2005, $1,547.

8.	LeBete Toilet Partitions

Work associated with the modifications to the marble toilet partitions in LeBete. All work shall be completed in accordance with WDD’s Change Directive dated 2 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-29 (revised) dated 19 May 2005, $26,122.

9.	Exit / Egress Items

Work associated with the modification to the exit / egress items in the Lake Mountain Feature as required by the Clark County Department of Building Inspections. All work shall be completed in accordance with WDD’s Change Directive dated 15 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-30 dated 12 May 2005, $11,236.

10.	Executive Office Corridor & Pantry HVAC Modifications

Work associated with revisions to Executive Office Corridor and Pantry changes. All work shall be completed in accordance with revised equipment schedule.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-31 dated 20 May 2005, $43,533

11.	Chanel Balcony – Service Bar Air Curtain.

Work associated with addition of Chanel Balcony Service Bar Air Curtain. All work shall be completed in accordance with WDD Change Directive dated 1 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-32 dated 19 May 2005, $1,755

12.	SAW’s Bathroom Door and Front Door Change

Work associated with modifications to SAW’s bathroom door and front door. All work shall be completed in accordance with WDD Change Directive dated 6 May 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-33 dated 19 May 2005, $32,398

13.	Brass Rings @ Lobby Bar Railing

Work associated with the supply and installation of brass rings at the Lobby Bar Railing in lieu of owner furnished marble spheres. All work shall be completed in accordance with WDD’s response to RFI #528 dated 8 December 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-34 dated 19 May 2005, $4,989

14.	Additional Front of House Exit Signs

Work associated with installation and/or relocation of Front of House exit sign for Lowrise Area 3. All work shall be completed in accordance with WDD memorandum dated 8 April 2005 regarding CCBD requirements.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-35 dated 19 May 2005, $34,934

15.	Lighting Deletions and Relocations

Work associated with lighting deletions and relocations. All work shall be completed in accordance with change directive dated 19 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-36 dated 19 May 2005, $19,201

16.	Retail Promenade Oculus Moulding

Work associated with revisions to Retail Promenade Oculus Moulding. All work shall be completed in accordance with WDD Change Directive dated 19 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-38 dated 19 May 2005, $8,919

17.	Art Gallery Lighting/Security Revisions

Work associated with revisions to Art Gallery Lighting/Security. All work shall be completed in accordance with NOC #LR-308-204 dated 21 January 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-39 dated 19 May 2005, $2,195

18.	North & South Porte Cochere Canopy Downlights

Work associated with north and south Porte Cochere Canopy Downlights. All work shall be completed in accordance with Change Directive dated 17 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-40 dated 19 May 2005, $38,083

19.	Miscellaneous Extra Work – T. Nickolas

Work associated with various design changes involving stone counters, column revisions, miter slopes @ base and relief cuts @ stone claddings at the Auberge Boulud by T. Nickolas. All work shall be completed in accordance with provided design documents and field directives.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-45 dated 26 May 2005, $38,526

E.	Lowrise – Area 4

1.	Pro Sound Extra Work

Work associated with addition of drape control @ High Limit Area, lowrise area 4. All work shall be completed in accordance with documentation to be provided by WDD.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. CP-01 (Partial Approval) dated 25 May 2005, $6,688

2.	Baccarat Ceiling Revisions

Change Proposal No. 71402-16 for Drawing Revisions (mechanical, plumbing and electrical) dated 8 October 2004, which changed Baccarat ceiling linear diffuser layout and associated ductwork and added Baccarat exit fixtures. All work shall be completed in accordance with WDD Letters of Transmittal dated 2 November 2004 and 12 November 2004 and Butler-Ashworth’s Overview/Drawing List dated 8 October 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 71402-16 dated 17 February 2005, $77,951.

3.	Baccarat Office Deletion and Conversion to Gaming Area

Work associated with redesign to delete baccarat office and conversion to gaming area. All work shall be completed in accordance with WDD’s Letters of Transmittal dated 10 December 2004 and 3 January 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 71402-19 dated 25 May 2005, $163,224.

4.	Electrical Revision Issue Drawings dated 12/29/04

Work associated with electrical revision issue drawings dated 29 December 2004 which were required to complete circuiting at telecommunications rooms. All work shall be completed in accordance with WDD’s Letter of Transmittal dated 19 January 2005 and Butler-Ashworth’s Overview/Drawing List dated 29 December 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 71402-20 dated 16 February 2005, $23,671

5.	Ferrari Turntable Ramp Modifications

Work associated with required modification to turntable ramps located in the Ferrari dealership. All work shall be completed in accordance with WDD Change Directive dated 2 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71402-23 (Revised) dated 18 May 2005, $5,335

6.	Ferrari Shop Revisions

Work associated with revisions to the Ferrari Shop, including demolition of existing CMU wall and concrete floor slab to allow for new alignment pit, provision of stainless steel diamond plate trench covers along North wall, addition of walls and door at Parts Counter and Office, addition of gypsum board soffits and grid ceiling at stairwell, addition of floor and wall tile at Engine Room, wash bays and alignment pit and addition of electrical outlets, telephone receptacles and lighting fixtures. All work shall be completed in accordance with WDD Change Directive dated 28 February 2005 as well as Architectural and Electrical drawing revisions issued on 7 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71402-25 dated 25 May 2005 $170,271

7.	Casino Employee Corridor (4-B220)

Work associated with the upgraded finishes at the Casino Employee Corridor (4-B220). All work shall be completed in accordance with WDD Change Directive dated 10 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No 71402-28 dated 18 May 2005, $12,085.

8.	Added Supply and Return for Refrigeration Rack Room

Work associated with the addition of a return air diffuser and supply air diffuser with approximately 6’ of supply duct to the Refrigeration Rack Room in the Basement Level Main Kitchen per provided drawing. All work shall be completed in accordance with WDD Change Directive dated 29 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71402-29 dated 19 May 2005, $1,726

9.	Pool Stairwell Electrical Panel Finishes

Work associated with the addition of paint and trim moulding finishes added to electrical panel located at the Pool stairwell. All work shall be completed in accordance with WDD Change Directive dated 2 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71402-31 dated 19 May 2005, $357

10.	Ferrari Café Sneeze Guard

Work associated with the addition of a 3/8” tempered glass sneeze guard shown on food service drawings and as required by Clark County Health District. A 6” high sneeze guard, set 2” in from employee side of counter, will be installed per provided drawings. All work shall be completed in accordance with WDD Change Directive dated 2 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71402-32 dated 19 May 2005, $3,572

11.	Remove mouldings in High Limit Slots

Work associated with the removal of mouldings as required to install games in the High Limit Slot area. All work shall be completed in accordance with WDD Change Directive dated 15 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71402-37 dated 19 May 2005, $898

12.	Misting Equipment Room Electrical

Work associated with the addition of electrical service to support equipment that has been installed by Mist Systems International that was not shown on original shop drawings. All work shall be completed in accordance with WDD Change Directive dated 16 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71402-38 dated 19 May 2005, $11,591

F.	Lowrise – Area 6

Additional Nuclear Exit Fixtures (Revised)

Work associated with the addition of nuclear exit fixtures for the pools. All work shall be completed in accordance with Clark County Building Department requirements and WDD direction.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-715-07 (revised) dated 13 May 2005, $30,949.

Pool Bar Ceiling Revision

Work associated with the revision to Pool Bar ceiling to address the CCHD concerns over bird control for Area 6 pools. All work shall be completed in accordance with WDD directive dated 2 April 2005 as well as provided sketches.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-715-08 dated 16 May 2005, $8,352

G.	Site Improvements

1.	Pedestrian Bridge Work

Provide following work related to pedestrian bridge:

a)	Complete retaining walls and footings as required to support concrete sidewalks as shown on the Louis Berger civil drawings dated 25 January 2005;

b)	Complete additional concrete sidewalks as shown on WDD plans.

c)	Complete approximately 524.1 l.f. of additional wave railing as shown on WDD plans.

d)	Complete additional CMU pilasters with EIFS finish, pre-cast trim and caps as shown on plans.

e)	One section of wave railing at corner will be removable for use as temporary crosswalk access.

f)	One handicap ramp at the corner is included for access for the temporary pedestrian crossing.

g)	Additional off site work is not included. All work occurs behind the back of curb. Specifically we do not include any temporary or permanent signal modifications, striping or signage as may be required for the pedestrian crossing(s).

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No.70602-15 dated 02 March 2005, $700,254.

2.	Convention & Receiving Retaining Wall Finish

Painting of the exposed convention and receiving yard concrete retaining walls. All work shall be completed in accordance with Butler Ashworth Retaining Walls elevation revisions dated 31 January 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 70602-16 dated 7 March 2005 $12,397

3.	Electrical Yard Site Walls - Painting

Provide two coats of paint to the Electrical Yard CMU walls. Work to be in accordance with WDD’s Change Directive dated 10 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No.70602-17 dated 7 March 2005, $19,423.

4.	Temporary and Future Gas Service

Work associated with provision of gas service through the installation of natural gas lines. All work shall be completed in accordance with LOCHSA Engineering’s drawing XBT-GAS dated 30 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 706-18 dated 10 May 2005, $123,713

5.	Shuttle Stop & Canopy

Work associated with the addition of a shuttle stop and canopy. All work shall be completed in accordance with WDD’s drawings GcfA1.02, A1.03, E1.00, E2.01 & SE1.02 dated 3/7/05, and S1.02 & E1.01 dated 2/24/05.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No.706-19 dated 12 May 2005, $265,099.

6.	Self-Park Garage Signage Power

Work associated with the addition of electrical power for the illuminated self-park garage signage. All work shall be completed in accordance with WDD’s Change Directive dated 29 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No.706-20 (revised) dated 19 May 2005, $1,656.

7.	North & South Porte Cochère Sculpture Foundations & Lighting

Work associated with the addition of sculpture foundations and lighting located at the North & South Porte Cochère. All work shall be completed in accordance with WDD’s change Directive dated 29 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No.706-21 (revised) dated 19 May 2005, $33,377.

8.	Added Pavers per NOC #LR3 368

Work associated with addition of pavers to finish floor pattern. All work shall be completed in accordance with Valley Crest Estimate #2 and Stone Connection’s Invoice #2540.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 706-22 dated 19 May 2005, $11,931

9.	Add Instant on capability to Metal Halide Fixtures

Work associated with installation of temporary and permanent quartz fixtures to the Metal Halide area lights at an emergency exit for Area 4 to add instant on capability as required by CCBD Inspector and required for the Certificate of Occupancy. All work shall be completed in accordance with the documentation and drawings provided by Fast Trac Electric dated 10 May 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 706-24 dated 26 May 2005, $11,325

10.	Fast Trac Electric – Miscellaneous Extra Work

Work associated with miscellaneous extra work performed by Fast Trac Electric. All work shall be completed in accordance with revised civil plans on Shuttle Road and field conditions.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 706-27 dated 26 May 2005, $12,682

11.	Bill Shoning – Miscellaneous Extra Work

Work associated with repainting and cleanup of the Bomel Garage prior to use by the public.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 706-29 dated 26 May 2005, $93,332

12.	Exterior Guardrail/Handrails

Work associated with conversion of selected exterior handrails to guardrails. All work shall be completed in accordance with documentation dated 3 April 2005 along with drawings provided. Changes were made during shop drawing review as required by field conditions that made guardrails necessary.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 706-30 dated 26 May 2005 $7,199

12.	Ferrari Gate Power

Work associated with providing power, gate control wiring, loop wiring and repair of underground utilities to facilitate the addition of a motorized gate at the Ferrari service ramp. All work shall be completed in accordance with WDD change directive dated 19 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 707-17 dated 19 May 2005 $8,868

H.	Lake Mountain Feature

1.	Spare Lamps for each Fixture in Area 3A

Work associated the provision of ten (10) spare lamps for each Fixture in Area 3A. All work shall be completed in accordance with Todd Nisbet’s request on 14 April 2005 to Ken Kefelas at Bombard Electric.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 707-07 dated 19 May 2005, $16,699

2.	Aeration Added on Tunnel Lid

Work associated with the addition of aeration assemblies on the lighting tunnel lid. All work shall be completed in accordance with WDD’s e-mail directive dated 9 February 2005 and sketches provided by STO.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 707-08 dated 19 May 2005, $72,554

3.	Exit/Egress Items

Work associated with exit/egress items. All work shall be completed in accordance with WDD’s change directive dated 15 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 707-09 dated 19 May 2005, $12,549

4.	Soft Start Starters for Lake Agitation Pumps

Work associated with replacement of the 40HP VFD’s on the Lake agitation pumps with 50 HP soft start starters. All work shall be completed in accordance with WDD’s e-mail directive dated 21 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No 707-10 dated 19 May 2005 $23,955

5.	Gear Change per JBA

Work associated with electrical gear changes made to protect the secondary side of transformer T-L3CL. All work shall be completed in accordance with JBA’s memo and sketch dated 28 January 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 707-11 dated 19 May 2005, $8,119

6.	Relocate Tempest Dome Light Fixtures

Work associated with relocating five (5) tempest dome light fixtures. All work shall be completed in accordance with WDD’s e-mail directive dated 4 February 2005 and PWLD’s sketch dated 24 January 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 707-12 dated 19 May 2005 $16,835

7.	Chilled Water to Marquee Sign

Work associated with installation of underground chilled water supply and return lines to the Marquee Sign. All work shall be completed in accordance with NOC (Notice of Clarification) LR3A108 dated 10 December 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 707-13 dated 19 May 2005, $52,747

8.	Revised Lake Agitation

Work associated with the revision of lake agitation termination. All work shall be completed in accordance with WDD’s e-mail directive and STO’s e-mail design change dated 10 March 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 707-14 dated 19 May 2005, $16,027

9.	Revised Waterfall Intake Piping

Work associated with the revision of waterfall pump intake piping. All work shall be completed in accordance with WDD’s e-mail dated 4 February 2005 and sketches from STO.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 707-15 dated 19 May 2005, $7,887.

I.	Villas

1.	Mural Installation

Install ceiling murals (AF-3002) in all six Villas. Work to be in accordance with WDD’s Change Directive dated 19 January 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No.CP-06 dated 18 January 2005, $50,655.

J.	Fairway Villas & Fairway Villas Expansion

1.	Plaster Material Upgrade for Pools

Upgrade plaster material to Armorcoat with blue quartz for pools located in the Fairway Villas and the Fairway Villas Expansion. Work to be in accordance with WDD’s Change Directive dated 4 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No.CP-709-11 and CP-710-07 dated 30 March 2005, $12,699.

2.	Nuclear Exit Fixtures

Work associated with addition of nuclear exit fixture for the Fairway Villas. Work shall be in accordance with CCBD requirements and WDD direction per Bombard Electric COR#FV-42 dated 20 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-709-12 dated 12 May 2005 $10,224

3.	Door Lock Wiring

Work associated with provision of additional door lock wiring for the Fairway Villas. All work shall be in accordance with information provided in NOC (Notice of Clarification) #20 dated 16 February 2005 and Bombard Electric COR#FV-40 dated 28 February 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No CP-709-13 dated 13 May 2005, $33,733.

4.	Exit Doors Between Area 4 and Area 7

Work associated with the addition of exterior exit doors between Area 4 and Area 7 as well as the door hardware. All work shall be completed in accordance with WDD’s Change Directive dated 8 April 2005.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No.CP-710-08 dated 17 May 2005, $35,406.

K.	Expansion – Showroom

Nevada Power Company Revisions

Work associated with the underground conduit, switch manholes and capacitor bank pad necessary to provide service to the Showroom. All work shall be completed in accordance with Nevada Power Company Drawing (ID # 176329) dated 12 July 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request dated 23 June 2004, $149,860.

L.	Encore

Provide new HVSST Switchgear to support future Encore interconnect to Wynn Las Vegas substation. Work to be completed on an accelerated basis to complete prior to April 12, 2005 in order to avoid any impact to the operational pre-opening activities.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 71402-22 dated 26 May 2005, $553,690

M.	Pending Scope Revisions

1.	Hansen Mechanical Extra Work

Work associated with extra work completed by Hansen Mechanical contractors for work relating to various design issues. All work shall be completed in accordance with field directives and Clark County Building Department Notifications provided.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. CP-64 dated 23 May 2005, $104,627

2.	Miscellaneous Extra Work – Hansen Mechanical

Work associated with performance of miscellaneous extra work including Projection Room Pressurization, additional plumbing requirements, revisions to grease duct work and installation of backflow preventor and water valves for landscaping. All work shall be completed in accordance with provided design document and field directives.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 713-44 dated 26 May 2005, $ 281,911

3.	Telecommunication Drawing Revisions dated 11/15/04

Work associated with addition of outlets in Pool Equipment Room based on drawing revisions dated 15 November 2004. All work shall be completed in accordance with WDD’s Letter of Transmittal dated 24 November 2004 and Butler-Ashworth’s Overview/Drawing dated 15 November 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 71402-17 dated 16 February 2005, $1,533

4.	Electrical and Telecommunications Revision Issue Drawings dated 11/22/04

Work associated with addition of required exit signs and related circuiting, revised lighting and related circuiting, added electrical circuiting for fire/smoke dampers, circuiting for fire shutters, janus boards, plasma screen TVs and food service equipment, revised panel schedules and ceiling/wall removal and replacement. All work shall be completed in accordance with WDD’s Letter of Transmittal dated 8 December 2004 and Butler-Ashworth’s Overview/Drawing List dated 22 November 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 71402-18 dated 16 February 2005, $107,128

5.	Post 9/27/04 Revisions/NOC’s

Work associated with Revisions/NOC’s priced after 27 September 2004 dealing with revisions to structural and miscellaneous steel, millwork, framing, wallboard and painting, stone and tile, plumbing and HVAC and electrical. All work shall be completed in accordance with provided Summary of Revisions/NOC’s priced after 27 September 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 71402-21 dated 23 May 2005, $157,005

6.	Post 9/27/04 Miscellaneous Items

Work associated with miscellaneous items priced after 27 September 2004 dealing with structural and miscellaneous steel, millwork, doors and windows, finishes, plumbing and HVAC and electrical. All work shall be completed in accordance with MCA’s Summary of Miscellaneous Items priced after 27 September 2004, which is provided.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal No. 71402-22 dated 26 May 2005, $341,337

TOTAL SCOPE OF WORK – CHANGE ORDER NO. 8

Increase to Contractor Controlled Budget to incorporate the Scope of Work detailed above.	$4,965,466

Total Guaranteed Maximum Price Increase	$4,965,466

1.	INCREASE TO GUARANTEED MAXIMUM PRICE

The Guaranteed Maximum Price set forth in Section 3.1 of the Contract is by this Change Order hereby increased from $1,078,513,856 to $_1,083,479,322 based on the Changes described in Paragraph 1 above. The detailed breakdown of the foregoing increase is contained in the Revised Contractors Work and Guaranteed Maximum Price Breakdown labeled as Revised Exhibit F and dated 31 May 2005, and attached to this Change Order. Accordingly, the original Guaranteed Maximum Price Breakdown attached as Exhibit F to the Contract is hereby deleted and substituted therefore is the Revised Contractors Work and Guaranteed Maximum Price Breakdown attached hereto. From and after the date of this Change Order, all references in the Contract Documents to the “Guaranteed Maximum Price Breakdown” attached as Exhibit F to the Contract shall mean and refer to the Revised Contractors Work and Guaranteed Maximum Price Breakdown attached hereto as Revised Exhibit F. From and after the date of this Change Order, any and all references in the Contract Documents to the “Guaranteed Maximum Price” shall mean the amount of $ 1,083,479,322.

2.	PROJECT SCHEDULE

The current Project Schedule attached as Exhibit B to the Contract shall remain unchanged. The Contract Time of 910 calendar days from Date of Commencement, and the Guaranteed Date of Substantial Completion, as defined in Section 4.1 of the Contract, remains unchanged by this Change Order.

As of the date hereof the Guaranteed Date of Substantial Completion for the Project which is defined as 27 April 2005 has been successfully achieved by the Contractor. The Guaranteed Date of Substantial Completion for the Showroom Addition is 26 August 2005. The Contractor does not know of any facts or circumstances which would cause Substantial Completion of the Showroom Addition to be delayed beyond the stated date.

All initial capitalized terms used in this Change Order shall have the meaning ascribed to them in the Contract, unless otherwise defined herein. This Change Order is effective as of 31 May 2005.

OWNER:		CONTRACTOR:

WYNN LAS VEGAS, LLC,		MARNELL CORRAO ASSOCIATES, INC.,
a Nevada limited liability company,		a Nevada corporation

By:	/s/ Todd Nisbet	By:	/s/ Perry Eiman
Name:	Todd Nisbet	Name:	Perry Eiman
Title:	Assistant Secretary	Title:	President

ARCHITECT:

BUTLER/ASHWORTH ARCHITECTS, LLC

		By:	/s/ DeRuyter Butler
		Name:	DeRuyter Butler
		Title:	President